UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 7, 2018

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REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

 111 E. Kilbourn Avenue, Suite 2600, Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 290-0910

 (Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 7, 2018, REV Group, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders in Milwaukee, Wisconsin. At that meeting, the stockholders considered and acted upon four proposals pursuant to the Notice of Annual  Meeting of Stockholders and as described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 24, 2018 (the “Proxy Statement”). Of 64,573,749 shares of common stock eligible to vote as of January 22, 2018, the holders of record of 41,680,807 shares of common stock were represented at the meeting either in person or by proxy.

Proposal 1: Election of Directors

By the vote described below, the stockholders elected the following individuals as Class I directors, each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Director	For	Withheld	Broker Non-Votes
Jean Marie “John” Canan	28,520,587	11,780,678	1,379,542
Charles Dutil	28,521,501	11,779,764	1,379,542
Donn Viola	28,076,673	12,224,592	1,379,542

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

By the vote described below, the stockholders approved the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

For	Against	Abstain	Broker Non-Votes
41,147,757	445,907	87,143	1,379,542

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

By the vote described below, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
40,134,724	59,054	107,487	1,379,542

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

By the vote described below, the stockholders approved, on a non-binding advisory basis, that an advisory vote on the compensation of the Company’s named executive officers should take place every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
40,164,072	11,810	24,552	100,831	1,379,542

Based on the results of the vote, the Company’s Board of Directors has determined to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Company’s Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: March 7, 2018	By:	/s/ Pamela S. Krop
Pamela S. Krop
General Counsel